DISTRIBUTION CONTRACT
December 16th, 2009

Contract No.:

Entered into by and between

Baoding TianWei SolarFilms Co., Ltd.

No. 888 Hengyuan West Road
Baoding, China 071051
Tel: +86 312 330 9919
Fax: +86 3'12 330 9866
(Hereinafter referred to as the "TWSF")

And

Sunvalley Solar, Inc.
398 Lemon Creek Rd. Suite A.
Walnut, CA 91788, USA
Tel: + 1-626-991-6898

(Hereinafter referred to as the "DISTRIBUTOR" or "551")

TWSF AND DISTRIBUTOR will be called as the "Party" individually and "Parties" collectively hereunder.

Recitals

The TWSF is registered under Business Act of China and manufactures thin film photovoltaic modules at its wholly-owned manufacturing plants in P. R. China in the brand name of "Baoding TianWei SolarFilms Co., Ltd.".

The DISTRIBUTOR is registered under Federal Act of USA in California and is the solar power technology and system design and integration company active in the photovoltaic market. Among other business activities, the DISTRIBUTOR distributes solar equipments including solar module and carries out various solar system integration projects in USA market.

The DISTRIBUTOR desires to act as a preferred DISTRIBUTOR of TWSF's thin film a-Si PV Modules (hereinafter referred to as "Module" or "Modules" or "Products") in the designated states in USA agreed by both parties and promote the sale of Products from the TWSF in USA.

The TWSF desires to deliver and sell said Modules to the DISTRIBUTOR and provide sales aids to the DISTRIBUTOR in the designated states in USA.

NOW, THEREFORE, the Parties agree as follows:

I.	Territory

The TWSF grants a nonexclusive distribution right to the DISTRIBUTOR to distribute the Products in the United States of America. The TWSF also authorize the DISTRIBUTOR an exclusive right within States of Texas, Nevada, and Florida in the United States of America.

II.	Description of Goods

The Modules sold and purchased shall have the description set out in the Module Product Specification (Appendix A). The quantity of the Modules sold and purchased should be confirmed by both parties. Modules shall be installed in a manner consistent with system design.

Additional module types or changes to the description of Modules as set forth in the Module Product Specification above may be made by TWSF to the extent that such changes or additions do not reduce the performance of the system or conflict with the application and use of the Modules. TWSF will provide written or e-mail notice ten (10) days prior to delivering such Modules for carriage.

III.	Type and Quantity of Modules, Prices, Delivery Time

1. Each detailed transaction will be arranged by the TWSF and DISTRIBUTOR through a specific Purchase Order (Appendix B) and Purchase Order Acknowledgement (Appendix C) including types and quantities of the Modules which the DISTRIBUTOR needs, together with the applicable specification, the prices, the desired time of delivery, and port of destination after reached agreement by Parties. DISTRIBUTOR shall send Purchase Order to TWSF at least 30 days before delivery date, and TWSF shall send Purchase Order Acknowledgement to DISTRIBUTOR within 3 working days after receiving Purchase Order. Types and quantities of the Modules of each delivery, price, and delivery date are subjected to Purchase Order Acknowledgement. But the stipulations set forth in this Contract apply in case of any contradiction with the said purchase orders.

2. All orders from DISTRIBUTOR are subject to approval and final acceptance by TWSF. Price shall be set quarterly and revised from time to time by TWSF at ils sale discretion. For non-standard Products which are sold to DISTRIBUTOR for resale, the price shall be quoted to DISTRIBUTOR at time of inquiry, provided that the inquiry is within thirty (30) calendar days of order entry.

3. The TWSF shall provide some sample modules of same product and other marketing materials to the DISTRIBUTOR for marketing purpose.

IV.	Labelling

1. The Product labels and trademarks of each Module shall state the TWSF's name, each Module's serial number, Indicate the nominal output as well as current and voltage characteristics at standard test conditions (STC) of the type of Module concerned and bear a clear warning against hazardous behaviour.

2. The DISTRIBUTOR shall not, without the prior written consent of the TWSF, alter or make any addition to the labelling or packaging of the Products displaying the Trade Marks, and shall not alter, deface or remove in any manner any reference to the Trade Marks, any reference to the TWSF or any other name attached or affixed to the Products or their packaging or labelling.

V.	Port of Shipment/Port of Destination

1. The port of shipment shall be Xingang, P.R. China.
2. The port of destination will be the major USA ports. The DISTRIBUTOR shall notify the TWSF of the port of destination for every single shipment in Purchase Order.
3. The delivery date (meaning in this Contract the date of modules being released to forwarder) shall be notified from DISTRIBUTOR to TWSF for every single sllipment in Purchase Order.

VI.	Packing/Shipping Mark

4. The packing shall be in accordance with the international packing standards (no wood package, for example) and suitable for long distance ocean shipping freight transportation and shall be well protected against moisture and shocks as well as disinfected. The well-packed PV-modules shall be shipped in containers. The relevant service and operation instructions shall be enclosed.

5. The TWSF shall mark on each package with fadeless paint the package number, gross weight, net weight, measurement of the package as well as of each single Module, the serial number and wattage of each single Module in the package concerned, the name of the Module type, the port of destination and the wordings or imaged indications representing: "Keep Away from Moisture", "Handle with Care" ... etc.

VII.	TITLE AND RISK OF LOSS/INSURANCE)

4. Risks of loss or damage, as well as any additional costs due to events occurring after the time of delivery shall pass to the DISTRIBUTOR on delivery in accordance with C.I.F. Incoterms 2000.
 C.F.I Incoterms 2000

5. The TWSF also has to procure marine insurance against the DISTRIBUTOR's risk of loss of or damage to the Products during the carriage only on minimum"insurance coverage in accordance with G.I.F Incoterms 2000.
6. The DISTRIBUTOR shall at Its own cost maintain insurance coverage against all risks which would normally be insured against by a prudent businessman in respect of products supplied to it commencing from the time when the Products surpass the rail of the carrying vessel and extending until such time as title in the Products passes to the DISTRIBUTOR in accordance with Par.1 above.
VIII.	Price and Terms of Payment

1. The price for each individual transaction shall be fixed through negotiations between TWSF and DISTRIBUTOR, and subject to TWSF's final confirmation. All Invoices shall be in U.S. Dollars. To the extent that there is any conflict between the terms and conditions of this Agreement and of any invoices. the terms of this Agreement shall apply. In the event that market conditions change, the Parties shall review the TWSF's prices and make reasonable adjustments to allow the DISTRIBUTOR to maintain its competitive position in the markeL Notwithstanding the foregoing, all price increases shall be effective upon a minimum of one (1) month's written notice.

2. The DISTRIBUTOR shall grant the TWSF to use UC at sight or TIT against the copy of B/L to make the payment for initial 3 orders.
3. From the forth order, The TWSF shall grant the DISTRIBUTOR sixty (60) days payment term from. the delivery date, at which time payment shall be due and payable from the DISTRIBUTOR to the TWSF.

4. All the payment of each individual transaction should be settled at one time.

5.           The ownership of each batch of goods will transfer to DISTRIBUTOR once 100% of the individual transaction payment being settled.

IX.	Documents

The TWSF shall send the following documents immediately to the DISTRIBUTOR for the respective shipment.

1. Full set (including 3 originals) of shipped on board Bill of ladings made out to this Contract and blank endorsed and consigned to the DISTRIBUTOR, marked “Freight Prepaid.”

‘Freight Prepaid’

2. Signed Commercial Invoice in 2 originals Indicating contract number issued by the TWSF; Packing list (including 3 originals) with indication of weights, measurements and quantity issued by the TWSF.

3. Flash reports stating the Module type, serial number, Isc, Voc, Imp, Vmp, Pmax by Fax or E~mail to DISTRIBUTOR.

Within 5 working days after receiving the shipping documents from the TWSF's shipping forwarder, the TWSF has to fax or e-mail or courier one copy of the Bill of Lading and one copy of the Commercial Invoice to the DISTRIBUTOR. The number of the documents and their contents shall be complete and correct. If the DISTRIBUTOR fails to pass the customs and to take over the Products in time due to the TWSF not having provided the documents as specified above, all losses caused by the TWSF's fault shall be borne by the TWSF.

X.	Shipments

C.I.F. USA port (Incoterms 2000).

Unless otherwise agreed in writing between the Parties, Cost Insurance and Freight Incoterms 2000 shall apply to this Contract. If there is any conflict between such Incolerms and the terms of this Contract then the terms of this Contract shall prevail.

C.I.F. USA port

The particulars of the shipment including the name of the vessel, date, quantity and value of shipment are to be e-mailed or faxed to the DISTRIBUTOR within 2 working days after such information received from the TWSF's shipping forwarder so that the DISTRIBUTOR can arrange for the Customs Clearance.

XI.	Warranties

TWSF’s warranties:

1. The TWSF guarantees that the Modules are manufactured according to UL 1703 standards.

2. TWSF shall extend to Buyer its published Limited Warranty (Appendix D) for the modules in effect as of the delivery date which warranties shall remain in effect for the period as is set forth therein. TWSF may modify its published limited warranty, from time to time, on ten (10) days prior written notice to Buyer, provided the modifications made to the warranty terms and conditions do not prevent Buyer from financing projects utilizing the Products under the terms of a revised warranty.
3. Under the exclusive distribution right, the TWSF should make effort to refer all sales leads in the exclusive Territory (Texas, Nevada, and Florida) less than 761<W in size to the preferred distributor. If the sales are larger than 761<W, TWSF have the right to deal freely, and note DISTRIBUTOR after the sales contract signed. The TWSF should refer to DISTRIBUTOR all inquiries in the exclusive Territory less than 76KW In size. The TWSF should not sign any distribution agreement with other companies or individuals in the exclusive Territory.

DISTRIBUTOR'S Warranties:

1. DISTRIBUTOR guarantees that it will actively and diligently promote the sale of the Products in USA during the Term of this Contract.
2. DISTRIBUTOR warrants that it will undertake to orders for the Products during the effective period of this Contract for not less than 500KW
3. DISTRIBUTOR warrants that it will promote in USA the TWSF's brand names and the Products during the Term hereof. DISTRIBUTOR agrees to notify TWSF of any leads of interest granted for any Product.

4. The DISTRIBUTOR guarantees that:

i).	It shall not conduct any reverse engineering activities upon the Products and shall be liable for any infringement in relevant to any Intellectual Property Right owned by the TWSF thereof.

ii).
It shall take full responsibility to paste any trademark, mark, slogan, company name or whatever any other marl~ upon the Products except those of the TWSF's. And the TWSF should be exempted from any disputes relating to aforesaid marks.

XII.	Effective Date, Duration, Termination

1. This Contract shall come into effect after both Parties have signed it ("Effective date"), and shall initially remain in effect until December 31 st, 2010 ("Expiration Date. This Contract shall be extended upon expiration for another calendar year unless

DISTRIBUTOR does not meet the minimum distribution goals (500KW) as defined in DISTRIBUTOR'S Warranties in Clause XI Warranties, or the two parties can not agree on the minimum distribution goals for the next year, or previously terminated by eilher party for any other reason upon not less than thirty (30) calendar days prior written notice to the other party, or the Parties agree on an extension prior to the Expiration Date.
2. If the DISTRIBUTOR becomes insolvent or bankrupt or breaches a provision of this Contract and does not commence to remedy such breach within thirty (30) calendar days of written notice by the TWSF, the TWSF may terminate his Contract in whole or in part effective thirty (30) calendar days after said notice was given. If the TWSF becomes bankrupt or insolvent or breaches a material provision hereof and does not commence to remedy such breach within thirty (30) calendar days of being given written notice by the DISTRIBUTOR, the DISTRIBUTOR may terminate this Contract in whole or in part effective thirty (30) calendar days after such notice was given.

3. In regard to any orders already been made by DISTRIBUTOR before the expiration or termination of this Contract, this Contract shall fully remain In effect beyond the respective expiration or termination date. The foregoing shall not apply, if this Contract is terminated by TWSF due to DISTRIBUTOR's bankruptcy or insolvency. However, TWSF should be listed in the No.1 position of DISTRIBUTOR's liquidation to make up TWSF' s loss brought by contract termination between two parties.

XIII.	Claims

1. Within 15 days after the arrival of the Products at final CIF Port destination should the specification, quantity or appearance of the modules be found not to be in conformity with the stipulations of this Contract, except for those claims for which the insurance company or the owners of the vessel are liable, the DISTRIBUTOR shall, based on the Inspection Certificate issued by an office of the Authorised Administration of Import and Export Commodities Inspection of the importing country, have the right to claim replacement with new Products (In case of total failure).

2. The TWSF, upon verification of the DISTRIBUTOR's claim, shall be responsible for complete or partial replacement of the commodity according to the state of defects.

3. The TWSF shall not be held responsible for the delay In shipment or non-delivery of the Products, or for failure to manufacture, deliver or perform due to the aels of the DISTRIBUTOR including failure of the DISTRIBUTOR to supply to the TWSF In a timely manner with all necessary information, required sample parts or other specified items required by TWSF to design, manufacture and test the Product. And DISTRIBUTOR shall bear the cost according the failure.

3. If at any time during the Term of this Contract, the DISTRIBUTOR fails to perform Its obligations under ARTICLE VIII of this Contract, then TWSF, at its exclusive option, after providing a fifteen (15) days period for DISTRIBUTOR to resolve such failure, shall be entitled to:

i.	terminate the contract or damages calculated by 1.5% per month on all delinquent amounts;
ii.	and may apply any or all payments sUbsequently received from DISTRIBUTOR on a priority basis to pay the accrued later charges and then the delinquent payment;
iii.	and may, upon written notice to DISTRIBUTOR, suspend further delivery of Modules under this Contract until late charges and delinquent amount have been paid in full.

XIV.	Force Majeure

The TWSF shall not be held responsible for the delay in shipment or non-delivery of the due to Force Majeure, such as war, severe fire, flood, typhoon, earthquake, labour strike or riots which might occur during the process of manufacturing or in the course of transportation, loading or transit, or such Force Majeure at any key suppliers of the TWSF; The TWSF shall inform the DISTRIBUTOR immediately of the occurrence of an instant mentioned above and within fifteen days thereafter, the TWSF shall send by fax or e-mail or courier to the DISTRIBUTOR for their acceptance a certificate of the accident issued by the relevant government authority where the incident occurred as evidence thereof. Under such circumstances, the TWSF, however, shall still be under the obligation of taking all necessary measures to hasten the delivery of the Products.

XV.	Law and Arbitration

1. All matters relevant to this Contract shall be governed by and interpreted in accordance with the laws of the State of California and of the United States without giving effect to the doctrine of conflict of laws.

2. The arbitral proceedings shall be conducted In China International Economic and Trade Arbitration Commission.

XVI.	Taxes and Duties

All taxes and duties in connection with the execution of this Contract shall be paid as follows:

1. Charged by the Chinese government or bank shall be borne by the TWSF.

i.	Charged by the government or bank of the importing country shall be borne by the DISTRIBUTOR.

XVII.	Entire Contract and Amendments

1. The following Appendices are integral parts of this Contract and are binding upon both Parties. In case of discrepancies between the Appendices and this Contract, the provisions of this Contract shall prevail:

Appendix A: Module Product Specification
Appendix B: Purchase Order
Appendix C: Purchase Order Acknowledgment
Appendix D: Limited Warranties

2. Any amendments to, or modifications of this Contract shall become effective only when in writing and signed by the Parties.

3. Headings of this Contract are only for the purpose of reference, and have no influence to the interpretation of this Contract.

XVIII.	Severability Clause

In the event any provision of this Contract proves unenforceable or invalid for whatever reason, the remaining provisions of this Contract shall be unaffected by such holding, but remain In full force and effect.

IN WITNESS THEREOF, this Contract is made in English and signed by both Parties in two original copies, each Party holds one copy. This Contract is effective from the date both Parties have signed.

Baeding TianWei SelarFilms Co., Ltd.

No. 888 Hengyuan West Road, Baoding, Hebei, China
Zip Code: 071051
Tel: +86 312 330 9919
Fax: +86 312 330 9866

/s/ Ma Wenxue
Ma Wenxue
General Manager

SUNVALLY SOLAR INC.
398 Lemon Creek Dr. Suite A, Walnut, CA 91789 USA
Tel: +1 9095980618
Fax: +1 909 598 6633

/s/ James Zhang
James Zhang
CEO/Chairman